Exhibit 99.4

R.S. Living with advanced systemic mastocytosis Avapritinib program update teleconference Monday, June 17, 2019 blueprint TM MEDICINES

Blueprint Medicines call agenda and participants Introduction Kristin Hodous, Senior Manager, Investor Relations Corporate update Jeff Albers, Chief Executive Officer Systemic mastocytosis data presented at 24th EHA Congress Andy Boral, MD, PhD, Chief Medical Officer Avapritinib program next steps Jeff Albers, Chief Executive Officer Q&A 2 blueprint TM MEDICINES

Forward-looking statements 3 This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, as amended. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. In this presentation, forward-looking statements include, without limitation, statements regarding plans, timelines and expectations for the development and, if approved by the FDA or other regulatory authorities, commercialization of avapritinib and the ability of Blueprint Medicines Corporation (the “Company”) to implement those plans; the potential benefits of Blueprint Medicines’ current and future drug candidates in treating patients, including the potential benefits of avapritinib in treating patients with gastrointestinal stromal tumors or systemic mastocytosis; plans and timelines for new drug applications for avapritinib in the United States; plans and timelines for presenting data from current or future clinical trials; plans, timelines and expectations for the initiation of additional clinical trials for the Company’s current or future drug candidates; and the Company’s strategy, key goals and anticipated milestones, business plans and focus. The Company has based these forward-looking statements on management’s current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and may cause actual results, performance or achievements to differ materially from those expressed or implied by any forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the delay of any current or planned clinical trials or the development of the Company's drug candidates, including avapritinib, BLU-667, BLU-554 and BLU-782; the Company's advancement of multiple early-stage efforts; the Company's ability to successfully demonstrate the efficacy and safety of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; the preclinical and clinical results for the Company's drug candidates, which may not support further development of such drug candidates; actions or decisions of regulatory agencies or authorities, which may affect the initiation, timing and progress of clinical trials; the Company’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing; the Company's ability to develop and commercialize companion diagnostic tests for its current and future drug candidates; and the success of the Company’s current and future collaborations, including its cancer immunotherapy collaboration with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. and its collaboration with CStone Pharmaceuticals. These and other risks and uncertainties are described in greater detail under “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019, as filed with the Securities and Exchange Commission (“SEC”) on May 9, 2019, and any other filings the Company has made or may make with the SEC in the future. The Company cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that the Company’s expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. The forward-looking statements in this presentation are made only as of the date hereof, and except as required by law, the Company undertakes no obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. blueprint TM MEDICINES

3L GIST 4L GIST PDGFRA Exon 18 mutant GIST First new drug application for avapritinib submitted to FDA * Trial planned to initiate 2H 2019. Target GIST populations have unresectable or metastatic disease. Kinome illustration reproduced courtesy of Cell Signaling Technology, Inc. (www.cellsignal.com) (CSTI). The foregoing website is maintained by CSTI, and Blueprint Medicines is not responsible for its content. 4 2L GIST* Advanced SM Indolent and smoldering SM U.S. REGULATORY SUBMISSION PLANS 2020 Q1 2020 LATE CLINICAL DEVELOPMENT 4 Submitted Submitted Avapritinib Potent and highly selective KIT and PDGFRA inhibitor blueprint TM MEDICINES

Avapritinib, a Potent and Selective Inhibitor of KIT D816V, Induces Complete and Durable Responses in Patients with Advanced Systemic Mastocytosis European Hematology Association Annual Meeting Amsterdam, Netherlands, 15 June 2019 Deepti Radia, Michael W. Deininger, Jason Gotlib, Prithviraj Bose, Mark W Drummond, Elizabeth O. Hexner, William A. Robinson, Albert T Quiery, Elliott Winton, Tracy I. George, Hans-Peter Horny, Ronny Oren, Hongliang Shi, Oleg Schmidt-Kittler, Brenton Mar, Daniel J. DeAngelo EXPLORER Advanced SM

Phase 1 EXPLORER clinical trial design AdvSM AdvSM, mIWG-MRT-ECNM evaluable Cohort 1: 300 mg QD Cohort 2: 200 mg QD Part 1: Dose escalation (N=32) Part 2: Expansion (N=37) avapritinib 30-400 mg QD Key entry criteria: AdvSM (ASM, SM-AHN or MCL) or relapsed/refractory myeloid malignancy per local assessment Age ≥18 years, ECOG performance status 0-3, platelets ≥25 x109/L Study objectives: RP2D, safety, ORR per m-IWG-MRT-ECNM, patient-reported outcomes AdvSM or relapsed/refractory myeloid malignancy All data in this presentation are based on a cut-off of January 2, 2019; QD, once daily RP2D, recommended Phase 2 dose, ECOG, Eastern Cooperative Oncology Group 6 EXPLORER Advanced SM

Central pathology and adjudication implemented

EXPLORER trial now performing central adjudication for confirmation of diagnosis and consistency of response evaluation

Central Assessments

- ✓ Central tryptase and imaging
- ✓ Central adjudication of diagnosis and response
- ✓ Central pathology and mutation assessment
- ✓ Only responses confirmed ≥12 weeks considered

45% of local subtyping changed during central adjudication

1. Found AHN on central pathology (i.e., ASM → SM-AHN, 20%)
2. WHO C-findings not present/documented upon review (ie. ASM → ISM, 19%)
3. Other central pathology discordance (i.e., MCL found, AHN not found, 6%)

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Parameter All patients (N=69) mIWG Evaluable* pts (N=39) Median age, years (range) / Female, n (%) 62 (34 – 83) / 33 (48) 66 (34 – 83) / 21 (54) SM subtype per central assessment, n (%)* AdvSM ASM SM-AHN MCL ISM or SSM Not SM (CMML) 53 (77) 7 (10) 37 (54) 9 (13) 15 (22) 1 (1) 39 (100) 3 (8) 28 (72) 8 (20) 0 0 ECOG performance status, n (%) 0-1 2-3 50 (75) 17 (25) 26 (67) 13 (33) KIT mutation, per central assays#, n (%) D816V positive D816Y positive KIT mutation negative 62 (90) 2 (3) 5 (7) 37 (95) 2 (5) 0 SRSF2, ASXL1 and/or RUNX1 (S/A/R) mutation positive, n (%), n=64 31 (45) 22 (56) Prior anti-neoplastic therapy Median # of therapies (range) Any, n (%) Midostaurin Cladribine 1 (0 – 4) 42 (61) 15 (22) 11 (16) 1 (0 – 4) 23 (59) 10 (26) 6 (15) Bone marrow mast cell (MC) burden (%), median (range) 35 (5 – 95) 50 (5 – 95) Serum tryptase (µg/L), median (range) 163 (12 – 1414) 182 (21 – 765) KIT D816V allele fraction, median % (range) 9 (0 – 81) 16 (0 – 81) Baseline characteristics *mIWG Evaluable patients have central diagnosis of AdvSM and adjudicated baseline mIWG-MRT-ECNM C-finding(s) (or MCL) and at least 25 weeks follow up (or EOS) 8

65% of patients return to normal tryptase levels ≥50% tryptase reduction in every patient treated normal serum tryptase is defined as <11.4ng/mL # < 20ng/mL is a criterion for complete remission per mIWG-MRT-ECNM 9 Serum Tryptase (central) Best Change from Baseline (%) 0 -20 -40 -60 -80 -100 >50% decrease in tryptase decreased to <20 ng/mL# tryptase normalized to < 11.4ng/mL ISM ASM SM-AHN SSM MCL CMML S/A/R Genotype n=69

79% of patients clear marrow mast cell aggregates ≥50% marrow cells reduction in 93% of patients Only patients with MC aggregates at baseline who have post-baseline assessments included * Clearance of marrow MC aggregates, but necessarily interstitial MC, is a criterion for complete remission per mIWG-MRT-ECNM 10 Bone marrow mast cells (central) Best Change from Baseline (%) 40 20 0 -20 -40 -60 -80 -100 <50% decrease in mast cells (MC) >50% decrease in MC MC aggregates cleared from marrow* ISM ASM SM-AHN SSM MCL S/A/R genotype n=58

84% of palpable spleens become non-palpable Only patients with measurable spleens at baseline who have post-baseline assessments included *Of 44 palpable spleens at baseline, 37 (84%) become non-palpable. One not shown on figure as no post-baseline scan yet ≥35% reduction in spleen volume in 81% of patients 11 Spleen volume (central) Best Change from Baseline (%) 0 -20 -40 -60 -80 -100 <35% decrease in spleen volume from baseline ≥35% decrease in spleen volume from baseline Palpable spleen at baseline becomes non-palpable ISM ASM SM-AHN SSM MCL CMML S/A/R/ genotype -35% reduction n=63

64% of patients return to normal tryptase levels ≥50% tryptase reduction in every patient treated normal serum tryptase is defined as <11.4ng/mL # < 20ng/mL is a criterion for complete remission per mIWG-MRT-ECNM 79% of patients clear marrow mast cell aggregates ≥50% marrow cells reduction in 93% of patients Only patients with MC aggregates at baseline who have post-baseline assessments included * Clearance of marrow MC aggregates, but necessarily interstitial MC, is a criterion for complete remission per mIWG-MRT-ECNM 84% of palpable spleens become non-palpable Only patients with measurable spleens at baseline who have post-baseline assessments included *Of 44 palpable spleens at baseline, 37 (84%) become non-palpable. One not shown on figure as no post-baseline scan yet ≥35% reduction in spleen volume in 81% of patients 12 >50% reduction in marrow KIT D816V in 88% of patients Marrow KIT D816V becomes undetectable in 33% of patients Only patients with marrow KIT D816V at baseline who have post-baseline assessments included *Allele fraction is below validated reliable threshold of detection for KIT D816V ddPCR assay of 0.17% Marrow KIT D816V ddPCR (central) Best Change from Baseline (%) 0 -20 -40 -60 -80 -100 <50% decrease from baseline >50% decrease from baseline Decreases to <1% Becomes undetectable* ISM ASM SM-AHN SSM MCL CMML S/A/R genotype n=60

High rate of confirmed mIWG-MRT-ECNM responses across all AdvSM subtypes 1 CRh: Requires all criteria for CR be met and response duration must be ≥12 weeks (to be confirmed); however, patient may have residual cytopenias. The following are required for CRh: ANC > 0.5 × 109/L with normal differential (absence of neoplastic MCs and blasts < 1%) and Platelet count > 50 × 109/L and Hgb level > 8.0 g/dL Best confirmed central response, n (%) All evaluable (n=39) mIWG ORR (CR + CRh + PR + CI) 30 (77) CR or CRh1 9 (23) Complete Remission (CR) 3 (8) CR, partial hematologic recovery1 (CRh) 6 (15) Partial Remission (PR) 18 (46) Clinical Improvement (CI) 3 (8) Stable Disease (SD) 9 (23) Progressive Disease* (PD) 0 All responses (CR, CRh, PR, CI) confirmed at ≥12 weeks ASM (n=3) SM-AHN (n=28) MCL (n=8) 3 (100) 21 (75) 6 (75) 0 7 (25) 2 (25) 0 2 (7) 1 (13) 0 5 (18) 1 (13) 3 (100) 13 (46) 2 (25) 0 1 (4) 2 (25) 0 7 (25) 2 (25) 0 0 0 S/A/R genotype (n=22) 16 (73) 5 (23) 1 (5) 4 (18) 9 (41) 2 (9) 6 (27) 0 13 S/A/R: A poor prognosis SRSF2, ASXL1 or RUNX1 mutation detected at baseline *No patients were primary progressors within the first 12 weeks

Responses occur rapidly and deepen over time Median time to initial response 2 months 74% of patients maintain response for at least 12 months Median time to CR/CRh is 16 months On therapy up to 34 months 14 *Only 3 pts met the mIWG-MRT-ECNM PD response criteria (all transformation to AML), however 6 additional clinical progressions also occurred Patients (%) marrow assessments PD* SD CI PR CRh CR

Median overall survival not reached for any subtype ISM/SSM + ASM MCL SM-AHN Subtype % All AdvSM 78 ASM 100 SM-AHN 70 MCL 88 ISM or SSM 100 Estimated 24 month OS rate 15 Only patients with a central diagnosis of SM shown (n=68) Overall Survival Probability (%) ASM SM-AHN MCL ISM/SSM Months from First Dose ASM SM-AHN MCL ISM/SSM

45yo woman with SM-AHN (MDS/MPN-U) 16 Patient permission granted for use of photos Bone Marrow Mast Cells (%) KIT D816V VAF by ddPCR (%) Mast cell aggregates Only interstitial mast cells Serum Tryptase Serum Tryptase (ng/mL) months on therapy months on therapy baseline 6 months 29 months Blood Marrow

Treatment-emergent adverse events (AEs)

Adverse event, n (%)	Any Grade	Grade 3/4
NON-HEMATOLOGICAL AEs >15% (N=69)		
Periorbital edema	52 (75)	3 (4)
Diarrhea	28 (41)	1 (1)
Nausea	26 (38)	3 (4)
Fatigue	25 (36)	5 (7)
Peripheral Edema	23 (33)	0
Vomiting	22 (32)	3 (4)
Cognitive effects*	22 (32)	3 (4)
Hair color changes	20 (29)	1 (1)
Arthralgia	14 (20)	1 (1)
Abdominal pain	13 (19)	1 (1)
Dizziness	13 (19)	1 (1)
Decreased appetite	12 (17)	0
Pruritis	12 (17)	0
Constipation	11 (16)	1 (1)
Dysgeusia	11 (16)	0
HEMATOLOGICAL AEs >10% (N=69)		
Anemia	38 (55)	20 (29)
Thrombocytopenia	24 (35)	16 (23)
Neutropenia	8 (12)	7 (10)

- Most AEs were grade 1 or 2
- Cytopenias were most common ≥ grade 3 treatment-related AE
- No grade 5 treatment-related AEs

- 4% (3/69) discontinued due to treatment-related AEs
  - Refractory ascites, encephalopathy and ICB
- 13% (9/69) discontinued due to clinical progression
  - 3 AMLs, 3 AHNs, 3 SM
- Intracranial bleeding (ICB) occurred in 7 patients**
  - 5 of 7 patients resumed therapy
  - No new ICB events reported since implementing dose modifications for thrombocytopenia
- 71% (49/69) remain on treatment

AEs of note: ascites (n=6 [9%]; n=1 [1%] at ≥ grade 3), pleural effusion (n=9 [13%], n= 1[1%] at ≥ grade 3)
*Cognitive effects include: cognitive disorder, confusional state, memory impairment and encephalopathy
**1 ICB was in setting of severe head trauma

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77% confirmed central ORR by mIWG-MRT-ECNM criteria in AdvSM Responses across all subtypes and poor prognosis S/A/R genotype Responses occur at a median time of 2 mos and deepen over time Dose escalation patients (even cohort 1) still on therapy up to 34 months KIT D816V eventually becomes undetectable in the marrow in 33% of patients Only 4% discontinued for related AEs and 71% remain on treatment Starting dose of 200mg QD and platelet dose modifications implemented to improve long term safety and tolerability Granted Breakthrough Designation for AdvSM and Orphan Designation for Mastocytosis Phase 2 trials for AdvSM and ISM/SSM are enrolling in Europe and North America Avapritinib induces complete and durable responses across SM spectrum 18

ISM and SSM patients have deep reductions in mast cell burden 19 Best Change from Baseline (%) Serum Tryptase Marrow mast cells Spleen Volume Marrow KIT D816V n=15 n=13 n=15 n=10 >50% decrease in tryptase tryptase decreased to <20 ng/mL* tryptase normalized to < 11.4ng/mL >50% decrease in MC MC aggregates cleared from marrow* <35% decrease in volume from baseline ≥ 35% decrease in volume from baseline** Palpable spleen becomes non-palpable** <50% decrease from baseline>50% decrease from baseline Decreases to <1% Becomes undetectable# ISM SSM S/A/R genotype

ISM patients rapidly achieve normal tryptase levels Over half have normal tryptase by 2 months and every patient by 11 months in ISM 20 Patients(%) AdvSM baseline median: 176 ng/mL ISM or SSM baseline median: 116 ng/mL Patients (%) month months <50% decrease in tryptase >50% decrease in tryptase tryptase decreased to <20ng/mL tryptase normalized to < 11.4ng/mL

Key avapritinib program next steps in systemic mastocytosis Data presented at 24th EHA Congress in June 2019. Data cut-off date: January 2, 2019. Avapritinib granted Breakthrough Therapy Designation for the treatment of advanced SM, including the subtypes of aggressive SM, SM with an associated hematologic neoplasm and mast cell leukemia. 21 Status Planned next steps Submit NDA for advanced SM in Q1 2020, based on full data from the Phase 1 EXPLORER trial and initial data from the Phase 2 PATHFINDER trial Present initial data from Part 1 (dose finding) of the Phase 2 PIONEER trial in 2H 2019 Advanced SM All patients have benefit on measures of mast cell burden Confirmed 77% ORR per central review 71% still on treatment with durations up to nearly 3 years Well-tolerated to date FDA breakthrough therapy designation Indolent SM Activity at the lowest dose levels tested in advanced SM Profound reductions on measures of mast cell burden in all ISM patients enrolled in the Phase 1 EXPLORER trial Well-tolerated to date

Rapidly advancing pipeline of investigational precision therapies

DRUG CANDIDATE (TARGET)	DISCOVERY	EARLY CLINICAL DEVELOPMENT	LATE CLINICAL DEVELOPMENT	REGULATORY SUBMISSION	APPROVED	COMMERCIAL RIGHTS
Avapritinib (KIT & PDGFRA)	PDGFRA Exon 18 mutant GIST[1]			NDA submitted		*
	4L GIST[1]			NDA submitted		
	3L GIST[1]		NDA planned 2020			
	2L GIST[1]	trial planned 2H 2019				
	Advanced SM		NDA planned Q1 2020			
	Indolent and smoldering SM					
BLU-667 (RET)	2L RET-fusion NSCLC[1]		NDA planned Q1 2020			
	1L RET-fusion NSCLC[1] – trial planned 2H 2019					
	EGFR-m NSCLC (+osimertinib)[1] – trial planned 2H 2019					
	2L RET-mutant MTC[1]		NDA planned 1H 2020			
	Other RET-altered solid tumors[1]					
BLU-554 (FGFR4)	Advanced HCC					
	Advanced HCC (+CS-1001) – trial planned 2H 2019					
BLU-782 (ALK2)	FOP[2]					
4 undisclosed targets						
Immunokinase targets	Up to 5 cancer immunotherapy programs; development stage undisclosed					Roche **

EGFR-m, EGFR mutant; FOP, fibrodysplasia ossificans progressive; GIST, gastrointestinal stromal tumors; HCC, hepatocellular carcinoma; NSCLC, non-small cell lung cancer; MTC, medullary thyroid cancer; SM, systemic mastocytosis. [1] Unresectable or metastatic disease. [2] Phase 1 trial in healthy volunteers ongoing. Phase 2 trial in patients with FOP planned Q4 2019. * CStone Pharmaceuticals has exclusive rights to develop and commercialize avapritinib, BLU-554 and BLU-667 in Mainland China, Hong Kong, Macau and Taiwan. Blueprint Medicines retains all rights in the rest of the world. ** Blueprint Medicines has U.S. commercial rights for up to two programs. Roche has worldwide commercialization rights for up to three programs and ex-U.S. commercialization rights for up to two programs.

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